UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 1, 2006

EMPYREAN HOLDINGS, INC.

---------------------------------------------------

(Exact name of registrant as specified in its charter)

Nevada	0-30118	88-0413417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification No.)

11200 Westheimer Rd., Suite 900, Houston, TX 77042

------------------------------------------- ---------

(Address of principal executive offices) (Postal Code)

Registrant's telephone number, including area code: (713) 243-8731

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appoint of Principal Officers

On June 1, 2006, William (Bill) Melchiori was appointed the Chief Financial Officer and a member of the Board of Directors.

A U.S. Air Force veteran and graduate of Golden Gate University with a B.A Degree in Accounting, Mr. Melchiori has over 21 years experience as an Accountant, finance executive and CFO of several companies in the West Coast. Since 1966, he has been the owner/operator of Arrow Financial Services which served a wide variety of clients ranging from grape farmers to retailers.

There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. There have been no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which Bill Melchiori had or is to have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2006                                                   EMPYREAN HOLDINGS, INC.

/s/ Robert L. Lee

By: Robert L, Lee

President and Director